SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                January 12, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



           Delaware             0-28538                   13-5630895
 -------------------------------------------------------------------------------
           (State or other    (Commission                 (IRS Employer
            jurisdiction of   File Number)                Identification
           incorporation)                                  Number)



                   1999 Broadway, Suite 4300, Denver, CO 80202
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               (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:           Other Events

         On January 12, 2001 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding selling price increases on certain products.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

  Item No.    Exhibit List
  -------     ------------------------------------------------------------------

  99.1        Press Release dated January 12, 2001 issued by Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  TITANIUM METALS CORPORATION
                                                  (Registrant)




                                                  By: /s/ Robert E. Musgraves
                                                  ------------------------------
                                                   Robert E. Musgraves
                                                   Executive Vice President and
                                                         General Counsel


Date: January 12, 2001

                                                                   EXHIBIT 99.1

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                CONTACT:

Titanium Metals Corporation                          Mark A. Wallace
1999 Broadway, Suite 4300                            Executive Vice President &
Denver, Colorado 80202                                  Chief Financial Officer
                                                     (303) 296-5615


                        TIMET ANNOUNCES PRICE INCREASES

     DENVER, COLORADO . . . January 12, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced selling price increases on new orders for certain grades of commercially pure titanium and alloy titanium ingot, flatrolled, and forged products. These price increases will generally range from 7% to 15% on applicable products and reflect increases in certain manufacturing costs, including raw materials and energy, as well as a need to improve financial performance. Additionally, TIMET will reduce or eliminate current pricing discounts on certain products.

     The price increases are effective immediately, but will not apply to certain industrial products or to orders under agreements with customers that include specific provisions governing selling prices. TIMET is currently accepting orders for delivery through the third quarter of this year. Except for obligations under existing firm agreements, orders for delivery after the third quarter will not be accepted until later this year.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

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